Exhibit 13.02

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Aracruz Celulose S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Isac Roffe Zagury, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Isac Roffe Zagury
------------------------------
Name: Isac Roffe Zagury
Title: Chief Financial Officer

June 25, 2004

       A signed original of this written statement required by Section 906 has been provided to Aracruz Celulose S.A. and will be retained by Aracruz
           Celulose S.A. and furnished to the Securities and Exchange
                      Commission or its staff upon request.